UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017
VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2017, at our 2017 annual meeting of shareholders, our shareholders approved an amendment and restatement of our 2013 Stock and Option Plan that, among other things, increases the number of shares of common stock authorized for issuance under this plan by 6,750,000 shares.

Item 5.07. Submission of Matters to a Vote of Security Holders

Our annual meeting of shareholders was held on June 8, 2017. Our shareholders elected Alan Garber, Margaret G. McGlynn and William D. Young to serve on our board of directors until the annual meeting of shareholders to be held in 2020. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Non-Votes
Alan Garber	216,641,527	1,742,626	7,107,713
Margaret G. McGlynn	215,372,423	3,011,730	7,107,713
William D. Young	212,173,491	6,210,662	7,107,713

In addition, our shareholders: (i) approved amendments to our Restated Articles of Organization and Amended and Restated By-Laws; (ii) approved the amendment and restatement of our 2013 stock and option plan; (iii) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017; (iv) approved, on an advisory basis, the compensation program for our named executive officers; (v) recommended, on an advisory basis, that we should hold advisory votes on our executive compensation program on an annual basis, (vi) approved a shareholder proposal requesting that we take steps necessary to eliminate supermajority provisions from our Restated Articles of Organization and Amended and Restated By-Laws; and (vii) did not approve a shareholder proposal requesting a report on our policies and activities with respect to lobbying. The tabulation of votes with respect to these proposals was as follows:

	For	Against	Abstain	Non-Votes
Amendments to Articles of Organization and By-Laws	216,504,959	550,074	1,329,120	7,107,713
Amendment and Restatement of 2013 Stock and Option Plan	189,545,010	28,703,709	135,434	7,107,713
Ratification of our Independent Registered Public Accounting Firm	220,790,722	4,557,660	143,484	—
Advisory Vote on Executive Compensation	181,844,416	35,961,145	578,592	7,107,713
Shareholder Proposal on Super Majority Provisions	176,634,575	41,498,571	251,007	7,107,713
Shareholder Proposal on Lobbying Report	58,207,830	157,747,973	2,428,349	7,107,713

	1 Year	2 Years	3 Years	Abstain	Non-Votes
Advisory Vote on Frequency of Executive Compensation Votes	217,012,423	85,898	1,178,845	106,987	7,107,713

Based upon the results above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: June 8, 2017	/s/ Michael J. LaCascia
Michael J. LaCascia Senior Vice President, General Counsel and Corporate Secretary